UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to § 240.14a-12

Determine, Inc.
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DETERMINE, INC.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

SUPPLEMENT TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 10, 2019

This is a supplement to the definitive proxy statement (the “Definitive Proxy Statement”) of Determine, Inc. (“Determine” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2019 and mailed to you in connection with the solicitation of proxies for use at the special meeting of Company stockholders scheduled to be held on April 10, 2019 to, among other things, vote on the proposal to authorize and approve the Asset Purchase Agreement, dated February 10, 2019 (the “Asset Purchase Agreement”) among the Company, Corcentric, Inc. (“Parent”), and Corcentric Acquisition, LLC (“Buyer”) pursuant to which and subject to the terms and conditions thereof the Company will sell substantially all of the Company’s assets to Buyer. The board of directors of the Company previously established March 7, 2019 as the record date for the determination of stockholders entitled to vote at the special meeting.

If you have not already submitted a proxy for use at the special meeting, you are urged to do so promptly. No action in connection with this supplement to the Definitive Proxy Statement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy appears on page 12, in the section entitled “Questions and Answers” starting on page 9, and on page 30 in the section entitled “The Special Meeting” starting on page 28 of the Definitive Proxy Statement.

AMENDED AND SUPPLEMENTAL DISCLOSURE

Without admitting in any way that the disclosures below are material or otherwise required by law, Determine makes the following amended and supplemental disclosure:

The section of the Definitive Proxy Statement entitled “STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” is amended and supplemented as follows:

The following disclosure amends and supplements the disclosure on page 93 of the Definitive Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners” by replacing the table on such page in its entirety with the following:

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common stock	Neil S. Subin (1)(2) 3300 S. Dixie Highway, Suite 1-365, West Palm Beach, FL 33405	10,570,252	40.79%
Common stock	Alimco Financial Corporation (3) Alan B. Howe, CEO 3300 S. Dixie Highway, Suite 1-365, West Palm Beach, FL 33405	6,141,067	23.69%
Common stock	Austin W. Marxe and David M. Greenhouse (4) 527 Madison Avenue, Suite 2600, New York, NY, 10022	1,455,220	5.61%
Common stock	G. Nicholas Farwell (5) 1240 Arbor Rd. Menlo Park, Ca. 94025	1,319,420	5.09%
Common stock	Alan Howe (6)	124,322	*
Common stock	Lloyd Sems (7)	303,104	1.17%
Common stock	Patrick Stakenas (8)	797,349	3.08%
Common stock	John Nolan (9)	231,040	* %
Common stock	Michael J. Casey (10)	98,936	*
Common stock	J. Michael Gullard (11)	97,971	*
Common stock	Michael Brodsky (12)	727,328	2.81%
Common stock	William Angeloni (13)	49,171	*
Common stock	Steven Sovik (14)	49,171	*
Common stock	All executive officers and directors as a group (9 persons) (15)	2,478,392	9.56%

* Less than 1% of the outstanding shares of common stock.

Note:	Percentage of ownership is based on 25,914,991 shares of common stock of the Company outstanding on February 15, 2019.

(1)

Neil S. Subin has succeeded to the position of President and Manager of Milfam LLC, which serves as manager, general partner, or investment advisor of a number of entities formerly managed or advised by the late Lloyd I. Miller, III. Mr. Subin also serves as trustee of a number of Miller family trusts.

(2)

Includes 10,570,252 shares beneficially held by Mr. Subin comprised of the following: (a) 629,948 of such beneficially owned shares are owned of record by LIM III - Trust A-4 (including shares underlying (i) a warrant to purchase 20,447 shares, (ii) a warrant to purchase 28,779 shares, (iii) a warrant to purchase 24,700 shares, (iv) a convertible promissory note convertible into 76,547 shares, and (v) a convertible promissory note convertible into 124,686 shares), (b) 629,946 of such beneficially owned shares are owned of record by MBM - Trust A-4 (including shares underlying (i) a warrant to purchase 20,447 shares, (ii) a warrant to purchase 28,779 shares, (iii) a warrant to purchase 24,701 shares, (iv) a convertible promissory note convertible into 76,547 shares, and (v) a convertible promissory note convertible into 124,686 shares), (c) 422,446 of such beneficially owned shares are owned of record by Trust C (including shares underlying (i) a warrant to purchase 11,359 shares, (ii) a warrant to purchase 15,988 shares, (iii) a warrant to purchase 13,722 shares, and (iv) a warrant to purchase 79,787 shares), (d) 2,100 of such beneficially owned shares are owned of record by Trust D, (e) 291,138 of such beneficially owned shares are owned of record by Milfam I (includes shares underlying a warrant to purchase 79,787 shares), (f) 239,361 of such beneficially owned shares are owned of record by the Trust Account (including shares underlying a warrant to purchase 79,787 shares), (g) 7,702,018 of such beneficially owned shares are owned of record by Milfam II (including shares underlying (i) a warrant to purchase 61,342 shares, (ii) a warrant to purchase 86,338 shares, (iii) a warrant to purchase 74,102 shares, (iv) a warrant to purchase 79,787 shares, (v) a convertible promissory note convertible into 153,098 shares, (vi) a convertible promissory note convertible into 249,378 shares, and (vii) a convertible promissory note convertible into 421,658 shares, and (h) 653,295 of such beneficially owned shares are owned by LIM Revocable Trust (including shares underlying (i) a convertible promissory note convertible into 153,097 shares, and (ii) a convertible promissory note convertible into 249,378 shares). This information is based on a Schedule 13D/A filed by Mr. Subin on February 13, 2019.

(3)

Consists of (i) 5,428,457 shares of common stock, (ii) a convertible promissory note convertible into 290,947 shares, and (iii) a convertible promissory note convertible into 421,663 shares. This information is based on a Schedule 13D/A filed by Alimco Financial Corporation on February 13, 2019.

(4)

Consists of (i) 568,074 shares of common stock and 77,583 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of February 15, 2019 held by Special Situations Private Equity Fund, L.P. (“SSPEF”), (ii) 135,160 shares of common stock and 12,498 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of February 15, 2019 held by Special Situations Technology Fund, L.P. (“SSFTech”), and (iii) 751,986 shares of common stock and 69,458 shares of common stock issuable upon the exercise of warrants exercisable within 60 days of February 15, 2019 held by Special Situations Technology Fund II, L.P. (“SSFTechII”). AWM Investment Company, Inc. (“AWM”) is the investment adviser to SSFPE, SSFTech and SSFTechII. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the funds listed above. Warrants described herein may be exercised to the extent that the total number of shares of common stock then beneficially owned does not exceed 4.99% of the outstanding shares. The holder may request an increase of up to 9.99% of the outstanding shares, effective on the 61st day after notice is given to the Company. This information is based on a Schedule 13G/A filed by Mr. Marxe and Mr. Greenhouse on February 13, 2019.

(5)	This information is based on a Schedule 13G filed by Mr. Farwell on January 3, 2018.

(6)

Includes 103,330 shares of common stock held by Mr. Howe, 18,333 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2019, and 2,659 shares of common stock issuable upon the exercise of a warrant exercisable within 60 days of February 15, 2019.

(7)

Includes 276,438 shares of common stock held by Mr. Sems, 11,666 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of February 15, 2019, and 15,000 shares of common stock issuable upon the exercise of a warrant exercisable within 60 days of February 15, 2019.

(8)

Includes 134,442 shares of common stock held by Mr. Stakenas, 657,240 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of February 15, 2019, and 5,667 shares of common stock issuable upon release of restricted stock units releasable within 60 days of February 15, 2019.

(9)	Includes 30,000 shares of common stock held by Mr. Nolan and 201,040 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of February 15, 2019.

(10)

Includes 82,944 shares of common stock held by Mr. Casey, 13,333 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2019, and 2,659 shares of common stock issuable upon the exercise of a warrant exercisable within 60 days of February 15, 2019.

(11)

Includes 68,566 shares of common stock held by Mr. Gullard, 13,333 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2019, and 16,072 shares of common stock held beneficially by The Gullard Family Trust (including 5,357 shares of common stock issuable upon the exercise of a warrant exercisable within 60 days of February 15, 2019), of which Mr. Gullard is the trustee.

(12)

Includes 187,764 shares of common stock held by Mr. Brodsky, 330,950 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2019, 12,600 shares of common stock issuable upon release of restricted stock units releasable, and 196,014 shares of common stock held beneficially by the Vajra Fund I, L.P. (including 39,171 shares of common stock issuable upon exercise of warrants exercisable within 60 days of February, 2019), of which Mr. Brodsky is the general partner.

(13)	Includes 44,567 shares of common stock held by Mr. Angeloni and 4,604 shares of common stock issuable upon release of restricted stock units releasable within 60 days of February 15, 2019.

(14)	Includes 44,567 shares of common stock held by Mr. Sovik and 4,604 shares of common stock issuable upon release of restricted stock units releasable within 60 days of February 15, 2019.

(15)

Includes 1,140,176 shares of common stock, 1,245,895 shares of common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2019, 27,475 shares of common stock issuable upon release of restricted stock units releasable within 60 days of February 15, 2019, and 64,846 shares of common stock issuable upon exercise of warrants exercisable within 60 days of February 15, 2019.

Additional Information and Where to Find It

In connection with the proposed sale of substantially all assets of the Company to Buyer pursuant to the terms of that certain Asset Purchase Agreement by and among the Company, Buyer and Parent, the Company has filed with the SEC a proxy statement, which has been or otherwise will be mailed or otherwise disseminated to the Company’s stockholders. Investors are urged to read the proxy statement (including all amendments and supplements) because it will contain important information. Investors may obtain free copies of the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from the Company’s web site at www.determine.com.

Participants in Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on June 29, 2018, as amended. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the acquisition by reading the definitive proxy statement regarding the Asset Sale, which was filed with the SEC on March 11, 2019.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Buyer’s proposed acquisition of substantially all of the Company’s assets, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; and the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. All forward-looking statements speak only as of the date of this written communication or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.